UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 26, 2025

BMO 2025-C13 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061838)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

German American Capital Corporation

(Central Index Key number: 0001541294)

KeyBank National Association

(Central Index Key number: 0001089877)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-10	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 26, 2025, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, GS&Co., JPMS, KeyBanc Capital, Academy, Bancroft and Drexel, the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated September 26, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about October 22, 2025 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of approximately $723,980,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $90,213,332, to BMO Capital Markets, CGMI, DBSI, GS&Co., JPMS, KeyBanc Capital, Academy, Bancroft, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 26, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2025-C13 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-C13 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2025, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class L-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, CGMI, DBSI, GS&Co., JPMS and KeyBanc Capital are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 22, 2025, and by the Prospectus, dated September 26, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2025-C13 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “BMO Mortgage Loan Purchase Agreement”),

between the Depositor and BMO, (ii) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “BSPRT Mortgage Loan Purchase Agreement”), between the Depositor, BSPRT and Franklin BSP Realty Trust, Inc., (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (vi) Greystone Commercial Mortgage Capital LLC (“GCMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “GCMC Mortgage Loan Purchase Agreement”), between the Depositor, GCMC and Greystone Select Company II LLC, (vii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, (viii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (ix) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (x) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (xi) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the BSPRT Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the GCMC Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
BioMed MIT Portfolio	4.6	4.2
UOVO Evergreen	4.7	–
512 West 22nd Street	4.8	–
The Willard & The Met	4.9	–
Washington Square	4.10	4.3
Dartmouth Mall	4.11	–
Coastal Equities Portfolio	4.12	4.4
Rentar Plaza	4.13	4.5
Cape Cod Mall	4.14	4.3

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 26, 2025. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

KeyBank National Association will act as primary servicer with respect to all of the Mortgage Loans that KeyBank is expected to sell to the Depositor, pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2025, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association, an executed version of which is attached hereto as Exhibit 99.12.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BX 2025 LIFE TSA
Exhibit 4.3	BMO 2025-C12 PSA
Exhibit 4.4	BANK 2025-BNK50 PSA
Exhibit 4.5	BBCMS 2025-C35 PSA
Exhibit 4.6	BioMed MIT Portfolio Co-Lender Agreement
Exhibit 4.7	UOVO Evergreen Co-Lender Agreement
Exhibit 4.8	512 West 22nd Street Co-Lender Agreement
Exhibit 4.9	The Willard & The Met Co-Lender Agreement
Exhibit 4.10	Washington Square Co-Lender Agreement
Exhibit 4.11	Dartmouth Mall Co-Lender Agreement
Exhibit 4.12	Coastal Equities Portfolio Co-Lender Agreement
Exhibit 4.13	Rentar Plaza Co-Lender Agreement
Exhibit 4.14	Cape Cod Mall Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 26, 2025, which such certification is dated September 26, 2025
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	BSPRT Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement
Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.6	GCMC Mortgage Loan Purchase Agreement
Exhibit 99.7	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.8	KeyBank Mortgage Loan Purchase Agreement

Exhibit 99.9	LMF Mortgage Loan Purchase Agreement
Exhibit 99.10	SMC Mortgage Loan Purchase Agreement
Exhibit 99.11	ZBNA Mortgage Loan Purchase Agreement
Exhibit 99.12	Primary Servicing Agreement, dated as of October 1, 2025, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: Chief Executive Officer